UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2023

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296			20-5665602
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)			(I.R.S. Employer Identification No.)

6300 S. Syracuse Way	Suite 300	Centennial	Colorado	80111
(Address of Principal Executive Offices)				(Zip Code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On August 7, 2023, National CineMedia, Inc. (“NCM, Inc.” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its reconsolidation (the “Reconsolidation”) of National CineMedia, LLC (“NCM LLC”), the Company’s wholly owned subsidiary.
As previously disclosed, NCM LLC filed for bankruptcy on April 11, 2023. Upon filing the Chapter 11 case and in accordance with applicable GAAP, the Company concluded that NCM, Inc. no longer controlled NCM LLC for accounting purposes as of April 11, 2023 as NCM LLC was under the control of the Bankruptcy Court, and therefore, NCM LLC was deconsolidated from the Company’s consolidated financial statements prospectively. As also previously disclosed, NCM LLC emerged from bankruptcy on August 7, 2023 (the “Effective Date”) upon approval of the Modified First Amended Plan of Reorganization of National CineMedia, LLC Pursuant to Chapter 11 of the Bankruptcy Code (as amended, modified, or supplemented from time to time, the “Plan”) and NCM, Inc. retained ownership and regained control of NCM LLC. NCM LLC was therefore reconsolidated into the Company’s consolidated financial statements prospectively as of the Effective Date under US GAAP in accordance with Accounting Standards Codification (“ASC”) 805 - Business Combinations. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan.
Upon completion of the Reconsolidation, the Company acquired all of the outstanding assets and liabilities of NCM LLC.
The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of NCM LLC and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01	Financial Statements and Exhibits
a.Financial Statements of Businesses Acquired.
Attached as Exhibit 99.1 are unaudited financial statements of National CineMedia, LLC as of and for the six months ended June 29, 2023 as required by Item 9.01(a) of Form 8-K.
b.Pro Forma Financial Information.
Attached as Exhibit 99.2 are unaudited pro forma financial information of the Company, giving effect to the Reconsolidation of NCM LLC as required by Item 9.01(b) of Form 8-K.

Exhibit No.	Description

99.1	Unaudited interim financial statements of National CineMedia, LLC as of and for the six months ended June 29, 2023
99.2	Unaudited proforma condensed combined financial statements and related notes as of and for the six months ended June 29, 2023 and for the year ended December 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: October 23, 2023	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng
Chief Financial Officer